UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

AYTU BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 annual meeting of stockholders for Aytu BioPharma, Inc. was held on May 18, 2022 (the “2022 Annual Meeting”). Of the 33,355,935 shares outstanding on the record date for the meeting, a total of 20,034,954 shares were present or represented at the meeting. The matters voted on and the results of the votes at the 2022 Annual Meeting are as follows:

1.	Our stockholders elected five members to our board of directors as follows:

	Number of Votes Cast For	Number of Votes Withheld	Number of Broker Non-Votes
Members
Joshua R. Disbrow	7,950,490	3,552,901	8,531,563
Gary V. Cantrell	7,694,480	3,808,911	8,531,563
Carl C. Dockery	7,512,820	3,990,571	8,531,563
John A. Donofrio, Jr.	7,684,806	3,818,585	8,531,563
Michael E. Macaluso	8,029,799	3,473,592	8,531,563

2.	The ratification of the appointment of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2022 was approved with 16,596,117 votes in favor, 2,811,766 votes against and 627,071 abstentions.
3.	The advisory vote on executive compensation was approved with 7,386,646 votes in favor, 3,985,791 votes against and 130,954 abstentions. There were 8,531,563 broker non-votes.
4.	The advisory vote on the frequency with which future advisory votes on executive compensation should be held was had 5,841,439 votes for one year, 95,286 votes for two years, 5,309,518 votes for three years and 257,148 abstentions.

In light of these results, notwithstanding its previous recommendation in the proxy statement for the 2022 Annual Meeting, the Company’s Board of Directors determined that the Company will hold future Say-on-Pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2028 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date: May 20, 2022	By:	/s/ Mark Oki
Mark Oki
Chief Financial Officer